ACCOUNTS RECEIVABLE, NET (Schedule of Allowance for Doubtful Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Balance at beginning of the year	$ 4,591	$ 3,815	$ 1,727
Addition	1,184	1,403	2,248
Write off	0	(883)	0
Exchange rate adjustment	(289)	256	(160)
Balance at end of the year	$ 5,486	$ 4,591	$ 3,815